EXHIBIT 99.1

American Resources Corporation Appoints Josh Hawes as

Independent Director

Well-established visionary leader in capital markets and strategy

Former Chief Strategy Officer of USA Rare Earth where he successfully led capital raising efforts, organizational growth and market penetration

September 6, 2023 | Source: American Resources Corporation

FISHERS, INDIANA / ACCESSWIRE / September 6, 2023 / American Resources Corporation (NASDAQ:AREC) (“American Resources” or the “Company”) a leading provider of next generation infrastructure inputs, announced today that its Board of Directors has appointed Josh Hawes as an independent director. Mr. Hawes brings over 20 years of experience in the areas of capital market construction, organizational and product strategy and driving shareholder returns. Mr. Hawes will replace Michael Layman as an independent director of the board of directors as well as a member of the Board’s Audit Committee effective immediately. Mr. Layman will continue to advise the Company as a member of its Advisory Board.

Mark Jensen, Chairman and CEO of American Resources commented, "Adding Josh to the Board of Directors is a testament to the platform and organization that has been built and the number of opportunities which lie ahead. Josh brings excellence in revenue growth, establishing new markets domestically and internationally and organizational structure and governance. His vision of the demand for critical minerals and American Resources’ capabilities to further expand into the sector are lockstep to the vision of the existing team. Furthermore, I couldn’t be more thankful to have been able to serve with Michael Layman and the efforts and knowledge he has brought to the Company over his years of service on the Board. I am also excited that Michael will continue to advise the Company and support our growth.”

Mr. Hawes most recently served as Chief Strategy Officer of USA Rare Earth from 2021 to 2023 and Chief of Staff from 2020 and 2021 where he oversaw an exceptional ten-fold increase in the company's value and spearheaded the creation of the Magnet Manufacturing Tax Credit, while leading their magnet manufacturing transition team in Stillwater, Oklahoma. Furthermore, Mr. Hawes built the first ex-China, North American magnet supply chain network through strategic partnerships and collaboration, allowing for the future capture of hundreds of millions in revenue.

Mr. Hawes has over 15-years of leadership experience with specific focus on commodities, buy-side and sell-side investment sectors of the financial industry, and advanced technologies. Before his tenure at USA Rare Earth, Mr. Hawes held executive leadership roles for investment firms Delta1X and Hawking Alpha. He has led entrepreneurial capital integration for several companies by leading seamless combination of entrepreneurial spirit with Wall Street expertise to empower businesses of all sizes. Mr. Hawes’ vision includes leveraging technology and global markets for corporate and shareholder growth. This approach has led to the creation of new markets and remarkable revenue growth of 200-1,000%. He has also advised gubernatorial and executive leadership in the White House and DoD, along with private sector leaders on integrated economic supply chain implications.

Mr. Hawes holds several professional designations, including Chartered Market Technician, Certified Hedge Fund Professional, and Qualified Family Office Professional. Hawes holds licenses spanning commodities, investment banking, public, and private securities including Series 3, 63, 65, 7, 79, 82, and SIE. A graduate of Auburn University in Wireless Software Engineering with a minor in Business, Mr. Hawes actively supports Auburn's FMA program by speaking at the Business School. He has made media appearances, including a feature on Trend Following Radio, where he shared insights into the trading industry with a focus on risk management and a passion for mathematics. Mr. Hawes serves on the Board of an international missions organization and is a dedicated supporter of Metro Ministries in Tampa, Florida. Outside of his professional pursuits, he cherishes time spent with his wife, family, and two golden retrievers while fostering children for West Florida Foster Care Services.

Mr. Hawes stated, “It is a privilege to be appointed as an independent director and work alongside the amazing team at American Resources. The opportunities for organizational growth both domestically and internationally are immense as they embark on a growth trajectory in the critical mineral and resource industry. I look forward to working with the board to maximize value to shareholders and stakeholders alike.”

Mr. Layman added, “I couldn’t have been more honored to help guide the business in a positive and high-value direction for the future. What we have built at American Resources is a platform for high value growth and I am excited to stay involved in an advisory role and as a long-term investor in the Company to help drive growth and shareholder value.”

About American Resources Corporation

American Resources Corporation (NASDAQ:AREC) is a next-generation, environmentally and socially responsible supplier of high-quality raw materials to the new infrastructure market. The Company is focused on the extraction and processing of metallurgical carbon, an essential ingredient used in steelmaking, critical and rare earth minerals for the electrification market, and reprocessed metal to be recycled. American Resources has a growing portfolio of operations located in the Central Appalachian basin of eastern Kentucky and southern West Virginia where premium quality metallurgical carbon and rare earth mineral deposits are concentrated.

American Resources has established a nimble, low-cost business model centered on growth, which provides a significant opportunity to scale its portfolio of assets to meet the growing global infrastructure and electrification markets while also continuing to acquire operations and significantly reduce their legacy industry risks. Its streamlined and efficient operations are able to maximize margins while reducing costs. For more information visit americanresourcescorp.com or connect with the Company on Facebook, Twitter, and LinkedIn.

About ReElement Technologies LLC

ReElement Technologies LLC is redefining how critical and rare earth elements are both sourced and processed while focusing on the recycling of end-of-life products such as rare earth permanent magnets and lithium-ion batteries, as well as coal-based waste streams and byproducts to create a low-cost and environmentally-safe, circular supply chain.  ReElement has developed its innovative and scalable “Capture-Process-Purify” process chain in conjunction with its licensed intellectual property including 16 patents and technologies and sponsored research partnerships with three leading universities to support the domestic supply chain’s growing demand for magnet and battery metals.  For more information visit reelementtech.com or connect with the Company on Facebook, Twitter, and LinkedIn.

Special Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that could cause the Company’s actual results, performance, or achievements or industry results to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements.  These statements are subject to a number of risks and uncertainties, many of which are beyond American Resources Corporation’s control.  The words “believes”, “may”, “will”, “should”, “would”, “could”, “continue”, “seeks”, “anticipates”, “plans”, “expects”, “intends”, “estimates”, or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.  Any forward-looking statements included in this press release are made only as of the date of this release. The Company does not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances. The Company cannot assure you that the projected results or events will be achieved.

Investor Contact:

JTC Team, LLC

Jenene Thomas

833-475-8247

arec@jtcir.com

RedChip Companies Inc.

Todd McKnight

1-800-RED-CHIP (733-2447)

Info@redchip.com

Company Contact:

Mark LaVerghetta

Vice President of Corporate Finance and Communications

317-855-9926 ext. 0

investor@americanresourcescorp.com